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                                                                    Exhibit 10.2
PricewaterhouseCoopers Letterhead
                                     PricewaterhouseCoopers
                                     Rua da Candelaria, 65 11(degree)-15(degree)
                                     20091-020 Rio de Janeiro, RI - Brasil
                                     Caixa Postal 949
                                     Telefone (21) 3232-6112
                                     Fax (21) 2516-6319



                       Consent of Independent Accountants
                       ----------------------------------


We hereby consent to the use, in this Amendment No. 2 to the Annual Report on Form 20-F, filed by Companhia Vale do Rio Doce (Registration No. 000-26030), which is incorporated by reference in Amendment No. 1 to the Registration Statement on Form F-3 (Registration No. 333-82136), of our report dated February 21, 2001, except for the accounting changes described in Note 21 and the information on subsequent events contained in Note 22 which are as of February 22, 2002 and March 9, 2001, respectively, relating to the consolidated financial statements of Companhia Vale do Rio Doce and its subsidiaries, which appears in such Annual Report. We also consent to the references to us under the headings "Experts" and "Selected Consolidated Financial Data" in such Annual Report.

/s/ PricewaterhouseCoopers
PricewaterhouseCoopers
Auditores Independentes

Rio de Janeiro, Brazil
March 6, 2002